Exhibit 99.2

NORTHWEST AIRLINES CORPORATION

2007 STOCK INCENTIVE PLAN

Article 1.                    Purpose and Duration

1.1                              Purpose.  The purpose of the Northwest Airlines Corporation 2007 Stock Incentive Plan (the “Plan”) is to motivate, attract and retain key employees and to further the growth, development and financial success of Northwest Airlines Corporation (the “Company”) and its Subsidiaries by aligning the personal interests of key employees through the ownership of Shares and through other incentives, with those of the Company and the Company’s shareholders. The Plan permits the granting of Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock Based Awards.

1.2                              Duration.  The Plan shall become effective as of the effective date of the Company’s confirmed plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Effective Date”), and shall remain in effect until the earlier of the date the Plan is terminated pursuant to Article 7 hereof, or the 10th anniversary of the Effective Date (the “Termination Date”).  No Award may be granted under the Plan on or after the Termination Date, but Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited.

Article 2.                    Definitions

2.1                              Definitions.  Whenever used in the Plan, the following terms shall have the meanings set forth below:

(a)                                  “Allocation” means the grant of the following Awards pursuant to the Plan in connection with the Company’s emergence from bankruptcy pursuant to the First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (as amended or supplemented, the “First Amended Plan of Reorganization”) filed by the Company and thirteen of its direct and indirect subsidiaries (collectively, the “Debtors”) with the Bankruptcy Court on March 30, 2007:

(i)                                     Awards covering a total of 1,629,359 Shares (subject to adjustment as provided in Section 13.1 hereof) to employees of the Company or a Subsidiary below the director level;

(ii)                                  Awards covering a total of 8,159,333 Shares (subject to adjustment as provided in Section 13.1 hereof) to employees of the Company or a Subsidiary at the director, managing director and officer levels and other key employees in the form of restricted stock units; and

(iii)                               Awards covering a total of 5,439,556 Shares (subject to adjustment as provided in Section 13.1 hereof) to employees of the Company or a Subsidiary at the director, managing director and officer levels and other key employees in the form of stock options.

(b)                                 “Award” means a grant under this Plan of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock Based Awards.

(c)                                  “Award Agreement” means the document which evidences an Award and which sets forth the terms, conditions and limitations relating to such Award.

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  “Change of Control” means any one of the following:

(i)                                     Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”), cease for any reason to constitute at least a majority of such Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) other than the Incumbent Board; or

(ii)                                  Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding Shares of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (the “Outstanding Common Stock”) and the combined voting power of the then outstanding voting securities of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then Outstanding Common Stock and the combined voting power of the then Outstanding Voting Securities, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of such Incumbent Board providing for such Business Combination;

(iii)                               Any Person or “group” (as defined in Section 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the total voting power of the voting stock of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; or

(iv)                              Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(f)                                    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)                                 “Committee” means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

(h)                                 “Company” means Northwest Airlines Corporation, a Delaware corporation.

(i)                                     “Disability” means “disability” within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

(j)                                     “Effective Date” means the effective date of the Company’s confirmed plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code.

(k)                                  “Eligible Employee” means any executive or employee of the Company or any Subsidiary.

(l)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(m)                               “Fair Market Value” means, with respect to any particular date, the closing price of a Share as reported on the consolidated tape of the principal national securities exchange or reporting system on which such Shares are listed or admitted to trading.

(n)                                 “Incentive Stock Option” or “ISO” means an option to purchase Shares, granted pursuant to Section 6.1, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

(o)                                 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares, granted pursuant to Section 6.1, which is not designated as an Incentive Stock Option.

(p)                                 “Other Stock Based Award” means an Award, granted pursuant to Section 6.4, other than a Stock Option, Restricted Stock or SAR, that is paid with, valued in whole or in part by reference to, or is otherwise based on, Shares.

(q)                                 “Participant” means an Eligible Employee selected by the Committee to receive an Award under the Plan.

(r)                                    “Performance-Based Award” means an Award granted to a Participant pursuant to Section 6.4(b).

(s)                                  “Person” means any person, firm, partnership, corporation or other entity.

(t)                                    “Plan” means the Northwest Airlines Corporation 2007 Stock Incentive Plan.

(u)                                 “Restricted Stock” means an Award granted to a Participant pursuant to Section 6.3.

(v)                                 “Reserve” means 6,105,000 of the Shares (subject to adjustment as provided in Section 13.1 hereof) that are available for grant under the Plan.

(w)                               “Retirement” means a separation from service with the Company or a Subsidiary based on a normal or early retirement as defined in the Northwest Airlines Pension Plan for Salaried Employees.

(x)                                   “Shares” means the issued or unissued shares of the common stock, par value $.01 per share, of the Company.

(y)                                 “Stock Appreciation Right” or “SAR” means the grant, pursuant to Section 6.2, of a right to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the excess of the Fair Market Value of one or more Shares over the exercise price of such Shares.

(z)                                   “Stock Option” means the grant, pursuant to Section 6.1, of a right to purchase a specified number of Shares during a specified period at a designated price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

(aa)                            “Subsidiary” means a subsidiary of the Company, as defined in Section 424(f) of the Code.

Article 3.                    Administration

3.1                              Authority.  The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), independent directors within the meaning of any applicable stock exchange listing requirements and “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto).  Additionally, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or a Subsidiary; provided that such delegation and grants are consistent with applicable law and guidelines established by the Board from time to time.  The Committee shall have full and exclusive power, subject to the provisions hereof, to make all determinations which may be necessary or advisable for the administration of the Plan, including:

(a)                                  selecting Eligible Employees to whom Awards are granted;

(b)                                 determining the size and types of Awards;

(c)                                  determining the terms and conditions of such Awards in a manner consistent with the Plan;

(d)                                 determining whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares, or other Awards, or other property, or canceled, forfeited or suspended;

(e)                                  construing and interpreting the Plan and any agreement or instrument entered into under the Plan;

(f)                                    establishing, amending or waiving rules and regulations for the Plan’s administration; and

(g)                                 amending (subject to the provisions of Article 7) the terms and conditions of any outstanding Award to the extent such terms and conditions are within its discretion.

3.2                              Decisions Binding.  All determinations made by the Committee arising out of or in connection with the interpretation and administration of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Participants, and their estates and beneficiaries.

Article 4.                    Shares Subject to the Plan

4.1                              Number of Shares.  Subject to adjustment as provided in Section 13.1, no more than 21,333,248 Shares may be issued under the Plan, of which 15,228,248 Shares shall be issued pursuant to Awards granted in accordance with the Allocation. The number of Shares subject to Stock Options or Stock Appreciation Rights granted under the Plan to any one individual in any fiscal year of the Company shall not be more than 2 million Shares. These Shares may consist in whole or in part of authorized and unissued Shares, or of treasury Shares.  No fractional Shares shall be issued under the Plan; however, cash may be paid in lieu of any fractional Shares in settlement of Awards under the Plan. For purposes of determining the number of Shares remaining available for issuance under the Plan:

(a)                                  The grant of an Award that is payable in Shares shall reduce the authorized pool of Shares by the number of Shares subject to such Award while such Award is outstanding, except to the extent that such an Award is in tandem with another Award covering the same or fewer Shares which has already been taken into account in determining the authorized pool of Shares.

(b)                                 To the extent that an Award described under Section 4.1(a) is settled in cash or any form other than in Shares, the authorized pool of Shares shall be increased by the appropriate number of Shares represented by such settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

4.2                              Lapsed Awards.  If any Award (other than an Award of Shares) granted under the Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall increase the authorized pool of Shares; provided, however, that to the extent such

Award was granted in tandem with another Award, any Shares issued pursuant to the exercise or settlement of such other Award shall not increase the authorized pool of Shares.

4.3                              Effect of Acquisition.  Any Awards granted by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

Article 5.                    Participation

5.1                              Selection of Participants.  Subject to the provisions of the Plan, the Committee may from time to time select, from all Eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Employee shall have the right to receive an Award under the Plan, or, if selected to receive an Award, the right to continue to receive Awards. Further, no Participant shall have any rights, by reason of the grant of any Award under the Plan, to continued employment by or services with the Company or any Subsidiary. There is no obligation for uniformity of treatment of Participants under the Plan.

5.2                              Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement that shall specify the terms, conditions, limitations and such other provisions applicable to the Award as the Committee shall determine.

Article 6.                    Awards.   Awards may be granted by the Committee to Eligible Employees at any time, and from time to time, prior to the Termination Date, as the Committee shall determine. The Committee shall have complete discretion in determining the number of Awards to grant (subject to the Share limitations set forth in Section 4.1) and, consistent with the provisions of the Plan, the terms, conditions and limitations pertaining to such Awards.  Notwithstanding the foregoing, any Participant who receives an Award in connection with the Company’s emergence from bankruptcy pursuant to the Company’s First Amended Plan of Reorganization shall not be eligible to receive any Awards covering Shares subject to the Reserve for a period of four (4) years after the Effective Date, provided that the foregoing limitation shall not apply with respect to the grant of Awards (i) in connection with a Participant’s promotion or a material increase in the Participant’s job responsibilities, or (ii) the Committee  has determined, based on special circumstances, to be in the best interests of the Company.

6.1                              Stock Options.

(a)                                  Option Price.  The option price for a Stock Option (the “Option Price”) shall be determined by the Committee; provided that the Option Price may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Stock Option is granted.

(b)                                 Period of Exercise.  A Stock Option may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided that no Stock Option shall be exercisable later than ten (10) years after the date granted. The Committee may make provision for exercisability in the event of death, Disability, Retirement or other termination of employment or services. The Committee may also amend any Stock Option to accelerate the dates after which the Stock Option may be exercised in whole or in part.

(c)                                  Additional Provisions for ISOs.  No ISO shall be granted to any Eligible Employee who, at the time the ISO is granted, owns (directly, or within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price under such ISO is at least 110 percent of the Fair Market Value of a Share on the date the ISO is granted and (ii) the expiration date of such ISO is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted.  Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.  All Stock Options granted under the Plan are intended to be NQSOs, unless the applicable Award Agreement expressly states that the Stock Option is intended to be an ISO.  If a Stock Option is intended to be an ISO, and if for any reason such Stock Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Stock Option (or portion thereof) shall be regarded as a NQSO granted under the Plan; provided that such Stock Option (or portion thereof) otherwise complies with the Plan’s requirements relating to NQSOs.  In no event shall any member of the Committee, the Company or any of its Subsidiaries (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Stock Option to qualify for any reason as an ISO.

(d)                                 Method of Exercise.  A Stock Option, or portion thereof, shall be exercised by delivery of a written or electronic notice of exercise to the Company (or any stock plan administrative agent appointed by the Company) and payment of the full price of the Shares being purchased pursuant to such Stock Option.  A Participant may exercise a Stock Option with respect to less than the full number of Shares for which such Stock Option may then be exercised, but a Participant must exercise the Stock Option in full Shares. The Option Price, or portion thereof, may be paid:

(i)                                     in United States dollars in cash or by check, bank draft or money order payable to the order of the Company;

(ii)                                  to the extent authorized by the Committee, through the delivery of Shares with an aggregate Fair Market Value on the date of exercise equal to the Option Price; provided that such Shares have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles);

(iii)                               to the extent authorized by the Committee, by delivery of irrevocable instructions to a financial institution to deliver promptly to the Company the portion of sale or loan proceeds sufficient to pay the Option Price;

(iv)                              to the extent authorized by the Committee, by the withholding of Shares otherwise issuable on exercise with an aggregate Fair Market Value on the date of exercise equal to the Option Price; or

(v)                                 by any combination of the above methods of payment or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

(e)                                  Attestation.  Wherever in this Plan or any Award Agreement that a Participant is permitted to pay the Option Price of a Stock Option or taxes relating to the exercise of a Stock Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Stock Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Stock Option.

6.2                              Stock Appreciation Rights.

(a)                                  SARs may be granted at an exercise price determined by the Committee (which exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted) and may be granted in tandem with a Stock Option, such that the exercise of the SAR or related Stock Option will result in a forfeiture of the right to exercise the related Stock Option for an equivalent number of Shares, or independently of any Stock Option.

(b)                                 SARs may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided that no SARs shall be exercisable later than ten (10) years after the date granted. The Committee may amend any SAR to accelerate the dates after which the SAR may be executed in whole or in part.

(c)                                  A SAR shall be exercised by the delivery of a written or electronic notice of exercise to the Company (or any stock plan administrative agent appointed by the Company) setting forth the number of Shares with respect to which the SAR is to be exercised.

6.3                              Restricted Stock.  Restricted Stock may be granted alone or in conjunction with other Awards under the Plan and may be conditioned upon continued employment or services for a specified period, the attainment of specific performance goals or such other factors as the Committee may determine. In making an Award of Restricted Stock, the Committee will determine the restrictions that will apply, the period during which the Stock is subject to such restrictions, and the price, if any, payable by a Participant. The Committee may amend any Award of Restricted Stock to accelerate the dates after which such Award may be executed in whole or in part.

6.4                              Other Stock Based Awards.

(a)                                  Generally.  The Committee shall have complete discretion in determining the number of Shares subject to Other Stock Based Awards, the consideration for such Awards, and the terms, conditions and limitations pertaining to such Awards including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which such Awards will lapse.  Payment of

Other Stock Based Awards may be in the form of cash, Shares, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. Payment may be made in a lump sum or in installments as prescribed by the Committee. The Committee may also require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalents on deferred amounts denominated in Shares.  The Committee may, at its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

(b)                                 Performance-Based Awards.  Notwithstanding anything to the contrary herein, certain Other Stock Based Awards granted under this Section 6.4 may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”).  A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period.  The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets and (xix) total shareholder return.  The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.  In addition, to the degree consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to extraordinary items.  The maximum amount of a Performance-Based Award during a calendar year to any Participant shall be: (x) with respect to Performance-Based Awards that are denominated in Shares, 2 million Shares and (y) with respect to Performance-Based Awards that are not denominated in Shares, $10,000,000.  The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, the Committee shall so certify and ascertain the amount of the applicable Performance-Based Award.  No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee.  The amount of the Performance-Based Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee.  The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

Article 7.                    Amendment, Modification and Termination.

7.1                               The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Board may deem appropriate; provided, however, that no such amendment shall be made without approval of the Company’s shareholders if such action would increase the total number of Shares which may be issued pursuant to Awards, change the Allocation, change the last sentence of Article 6 hereof, or change the maximum number of Shares for which Awards may be granted to any Participant, except as is provided for in accordance with Article 4 of the Plan.

7.2                               No amendment, suspension or termination of this Plan or any Award shall, without the Participant’s consent, alter or impair any of the rights or obligations under any Award theretofore granted to a Participant under the Plan.

7.3                               The Board may amend this Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Awards meeting the requirements of future amendments to the Code or regulations promulgated thereunder.

7.4                               Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section  409A of the Code.

Article 8.                    Withholding

8.1                              Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount in cash sufficient to satisfy federal, state and local taxes required by law to be withheld in connection with a grant, exercise or payment made under or as a result of the Plan.

8.2                              Share Withholding.  The Committee may require one or more classes of Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount of withholding which is required by law. Alternatively, the Committee may allow a Participant to elect Share withholding for tax purposes subject to such terms and conditions as the Committee shall establish.

Article 9.                    Transferability.  Except as otherwise provided by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by the Participant. Notwithstanding the foregoing, the designation of a beneficiary by a Participant does not constitute a transfer.

Article 10.             Unfunded Plan.  The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any Person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Company.

Article 11.             Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 12.             Securities Law Compliance.  The Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Further, each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

Article 13.             Adjustments Upon Certain Events.  Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the following provisions shall apply to all Awards granted under the Plan:

13.1                       Generally.  In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee shall, without liability to any person and in a manner determined in its reasonable discretion, make an equitable substitution or adjustment (to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan) as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Stock Options or Stock Appreciation Rights may be granted during a calendar year to any Participant, (iii) the maximum amount of a Performance-Based Award that may be granted during a calendar year to any Participant, (iv) the Option Price or exercise price of any Stock Appreciation Right and/or (v) any other affected terms of such Awards.

13.2                       Change of Control.

(a)                                  In the event of a Change of Control (other than a Change of Control occurring by virtue of an event described in Section 2.1(e)(i) hereof), the Committee may, but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (B) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Stock Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Stock Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Stock Options or Stock Appreciation Rights) over the aggregate exercise price of such Stock Options or Stock Appreciation Rights, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the Change of Control, such Stock Options or Stock Appreciation Rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

(b)                                 Notwithstanding any provision to the contrary in this Plan, on or after a Change of Control, upon (A) the involuntary termination of a Participant’s employment within six months after a Change of Control for any reason other than a termination for cause (as defined in the applicable Award Agreement) or (B) a termination of employment within six months after a Change of Control by the Participant for “Good Reason,” as defined below, all Awards not previously vested under the terms of the applicable Award Agreement shall immediately vest in full.  The term “Good Reason” means, on or after a Change of Control, (i) a material reduction in a Participant’s base salary or target bonus below the level of the Participant’s base salary or target bonus immediately prior to the Change of Control, (ii) any material diminution in a Participant’s duties or responsibilities or (iii) if such Participant’s place of work is located at the Company’s principal executive offices, the relocation of such offices to a location outside the Minneapolis-St. Paul Metropolitan Area; provided, however, that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within thirty (30) days after receipt from the Participant of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 60th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date.

Article 14.             Requirements of Law

14.1                       Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.2                       Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.3                       Governing Law.  To the extent not preempted by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

Article 15.             Miscellaneous Provisions

15.1                       Plan Does not Confer Employment or Stockholder Rights.  The right of the Company to terminate (whether by dismissal, discharge, Retirement or otherwise) the Participant’s employment with it at any time at will, or as otherwise provided by any agreement between the Company and the Participant, is specifically reserved. Neither the Participant nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Shares subject to each Stock Option, except to the extent that, and until, such Shares shall have been issued upon the exercise of each Stock Option.

15.2                       Plan Expenses.  Any expenses of administering this Plan shall be borne by the Company.

15.3                       Use of Exercise Proceeds.  Payments received from Participants upon the exercise of Stock Options shall be used for the general corporate purposes of the Company, except that any Shares received or withheld in payment may be retired, or retained in the Company’s treasury and reissued.

15.4                       Section 409A.  Notwithstanding other provisions of the Plan or any Award Agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant.  In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code.  The Company shall use commercially reasonable efforts to implement the provisions of this Section 15.4 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 15.4.